3. SUMMARY OF MATERIAL ACCOUNTING POLICY INFORMATION: (n) Provisions (Policies)	12 Months Ended
Jan. 31, 2026
Policies
(n) Provisions

(n)Provisions

A provision is recognized if, as a result of a past event, the Company has a present legal or constructive obligation that can be estimated reliably, and it is probable that an outflow of economic benefits will be required to settle the obligation.  Provisions are determined by discounting the expected future cash flows at a pre-tax rate that reflects the current market assessments of the time value of money and the risks specific to the liability.  The unwinding of the discount is recognized as a finance cost.  The Company has not recognized any legal or constructive obligations based on past events during the current period.